UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12

                            GALAXY ENERGY CORPORATION
                (Name of Registrant As Specified in its Charter)

                  --------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)     Title of each class of securities to which transaction  applies:

               -----------------------------------
        2)     Aggregate number of securities to which transaction applies:

               -----------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -------------------------------------------------------------
         4)    Proposed maximum aggregate value of transaction:

               ---------------------------------------
         5)    Total fee paid:
                              --------------------------------
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)    Amount Previously Paid:
                                         ---------------------------------------
         2)    Form, Schedule or Registration Statement No.:
                                                            --------------------
         3)    Filing Party:
                               -------------------------------------------------
         4)    Date Filed:
                             ---------------------------------------------------

                            GALAXY ENERGY CORPORATION
                         1331 - 17TH STREET, SUITE 1050
                             DENVER, COLORADO 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 22, 2006

To the Shareholders of Galaxy Energy Corporation:

         A special meeting of shareholders of Galaxy Energy Corporation, a Colorado corporation (the "Company"), will be held on December 22, 2006, at 10:00 a.m., local time, at 1331 - 17th Street, Suite 1050, Denver, Colorado, for the following purposes:

         1. To consider and vote upon a proposal to sell the Powder River Basin assets held by Dolphin Energy Corporation, the Company's wholly-owned subsidiary ("Dolphin"), to PetroHunter Energy Corporation ("PetroHunter") for a total price of $45,000,000, consisting of cash and no more than $25,000,000 in PetroHunter common stock. The sale is contingent upon PetroHunter obtaining adequate financing and upon the approval of the Company's Senior Lenders; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The board of directors has fixed November 20, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. A complete list of such shareholders will be available for examination at the offices of the Company in Denver, Colorado, during ordinary business hours for a period beginning November 20, 2006 and continuing through the meeting.

         All shareholders are cordially invited to attend the meeting. SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING, TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. SHAREHOLDERS MAY ALSO VOTE BY FACSIMILE OR THE INTERNET. If a shareholder who has returned a proxy attends the meeting in person, such shareholder may revoke the proxy and vote in person on all matters submitted at the meeting.

                                        By order of the Board of Directors,


                                        Marc E. Bruner
                                        President and Chief Executive Officer

Denver, Colorado
November 17, 2006

                            GALAXY ENERGY CORPORATION
                         1331 - 17TH STREET, SUITE 1050
                             DENVER, COLORADO 80202

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 22, 2006

                                  INTRODUCTION

         The accompanying proxy is solicited by and on behalf of the board of directors of the Company for use at a special meeting of shareholders of the Company to be held at the time and place and for the purposes set forth in the foregoing notice. The approximate date on which this proxy statement and the accompanying proxy were first sent to shareholders of the Company is November 28, 2006.

         Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If no direction is indicated, the shares will be voted for the proposal described in the foregoing notice.

         The board of directors is not aware of any other matter to be presented for consideration at the meeting. If any other matter is properly presented for action at the meeting, the proxy holders will vote the proxies in accordance with their best judgment in such matters. The proxy holders may also, if it is deemed to be advisable, vote such proxies to adjourn the meeting or to recess the meeting from time to time. The persons named as proxies will have discretionary authority to vote all shares for which they serve as proxies, including abstentions and broker non-votes, on the adjournment of the meeting, whether or not a quorum is present, to a date not more than 120 days after the original record date to permit further solicitation of proxies.

         Any shareholder of the Company returning a proxy has the right to revoke the proxy at any time before it is exercised by giving written notice of such revocation to the Company addressed to Christopher S. Hardesty, Chief Financial Officer, Galaxy Energy Corporation, 1331 - 17th Street, Suite 1050, Denver, Colorado 80202; however, no such revocation shall be effective until such notice of revocation has been received by the Company at or prior to the meeting.

                                SUMMARY OF TERMS

         The following is a summary of the material terms of the proposed sale of the Powder River Basin assets held by Dolphin, the Company's wholly-owned subsidiary, to PetroHunter. For convenience, all further references to Dolphin will be omitted.

   o PROPERTY TO BE SOLD: The Company will deliver title to all of its interests in its Powder River Basin assets. For more information see the discussion beginning on page 8 under the heading "Description of Powder River Basin Assets."


Galaxy Energy Corporation Proxy Statement - Page 1

   o CONSIDERATION: The Company will receive total consideration of $45,000,000. Up to $25,000,000 of the consideration will be paid in PetroHunter common stock. The remaining consideration, approximately $20,000,000, will be paid in cash. For more information see the discussion beginning on page 8 under the heading "PROPOSAL 1 - TO APPROVE THE SALE OF THE COMPANY'S POWDER RIVER BASIN ASSETS TO PETROHUNTER."

   o CLOSING: The transaction is anticipated to close by December 31, 2006. For more information see the discussion beginning on page 8 under the heading "PROPOSAL 1 - TO APPROVE THE SALE OF THE COMPANY'S POWDER RIVER BASIN ASSETS TO PETROHUNTER."

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         The proposed sale of the Powder River Basin assets to PetroHunter qualifies as a "related party" transaction as defined in Statement of Financial Accounting Standards No. 57, "Related Party Disclosures." PetroHunter is a related party because Marc A. Bruner, a 14.3% beneficial shareholder of the Company, is PetroHunter's controlling shareholder. In addition, Marc A. Bruner is the father of Marc E. Bruner, the Company's President and Chief Executive Officer and a director.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         Only holders of record of Common Stock at the close of business on November 20, 2006 (the "Record Date") are entitled to notice of and to vote at the meeting or any adjournment(s) thereof. The presence of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum. On the Record Date for the meeting, there were issued and outstanding 81,661,968 shares of Common Stock. At the meeting, each shareholder of record on the Record Date will be entitled to one vote for each share registered in such shareholder's name on the Record Date. The following table provides certain information as to the share ownership of officers and directors individually and as a group, and the holders of more than 5% of the Company's Common Stock as of November 20, 2006:

                                                          AMOUNT AND NATURE OF BENEFICIAL    PERCENT OF CLASS (2)<F2>
NAME AND ADDRESS OF BENEFICIAL OWNER (1)<F1>                         OWNERSHIP               ------------------------
----------------------------------------                             ---------

Marc A. Bruner                                                     11,701,799 (3)<F3>                14.3%
29 Blauenweg
Metzerlen, Switzerland 4116

Resource Venture Management                                          4,899,525                       6.0%
29 Blauenweg
Metzerlen, Switzerland 4116

Bruner Group, LLP                                                    4,500,000                       5.5%
1775 Sherman Street #1375
Denver, Colorado 80203


Galaxy Energy Corporation Proxy Statement - Page 2

                                                          AMOUNT AND NATURE OF BENEFICIAL    PERCENT OF CLASS (2)<F2>
NAME AND ADDRESS OF BENEFICIAL OWNER (1)<F1>                         OWNERSHIP               ------------------------
----------------------------------------                             ---------
Marc E. Bruner                                                     1,995,000 (4)<F4>                 2.4%

Cecil D. Gritz                                                      420,000 (5)<F5>                    *

Richard E. Kurtenbach                                               258,750 (6)<F6>                    *

Dr. James Edwards                                                   240,000 (7)<F7>                    *

Robert Thomas Fetters, Jr.                                          180,000 (8)<F8>                    *

Nathan C. Collins                                                   180,000 (8)<F8>                    *

Christopher S. Hardesty                                             151,000 (9)<F9>                    *

Ronald P. Trout                                                          0                             *

All officers and directors as a group  (8 persons)                 4,378,500 (10)<F10>               4.1%
*less than one percent (1%)
-----------------

(1)<F1> To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.
(2)<F2> This table is based on 81,661,968 shares of Common Stock outstanding as of November 20, 2006. If a person listed on this table has the right to obtain additional shares of Common Stock within sixty (60) days from November 20, 2006, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
(3)<F3> Included in Mr. Bruner's share ownership are shares owned of record by Resource Venture Management and Bruner Group, LLP. Mr. Bruner is a control person of both these entities. Also included in Mr. Bruner's share ownership are 203,390 shares issuable upon exercise of warrants.
(4)<F4>  Includes 495,000 shares issuable upon exercise of stock options.
(5)<F5>  Includes 420,000 shares issuable upon exercise of stock options.
(6)<F6>  Includes 258,750 shares issuable upon exercise of stock options.
(7)<F7>  Includes 240,000 shares issuable upon exercise of stock options.
(8)<F8>  Includes 180,000 shares issuable upon exercise of stock options.
(9)<F9>  Includes 135,000 shares issuable upon exercise of stock options.
(10)<F10>Includes 1,908,750 shares issuable upon exercise of stock options.

CHANGES IN CONTROL

         There are no agreements known to management that may result in a change of control of the Company.


Galaxy Energy Corporation Proxy Statement - Page 3

                        VOTING PROCEDURES AND TABULATION

         The Company will appoint one or more inspectors of election to act at the meeting and to make a written report thereof. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast for, against or abstained from the proposal described in the foregoing notice.

         The proposal to sell the Company's Powder River Basin assets need only be approved by a majority of the shares of Common Stock present or represented and voting on the applicable proposal at the meeting, so long as a quorum is present. If a shareholder abstains from voting on this proposal, it will have the same effect as a vote cast "AGAINST" such proposal.

         If the Company receives a signed proxy card with no indication of the manner in which shares are to be voted on the proposal, such shares will be voted in accordance with the recommendation of the board of directors for such proposal.

         Brokers who hold shares in street name only have the authority to vote on certain items when they have not received instructions from beneficial owners. Any "broker non-votes" will be counted for the purposes of determining whether a quorum is present for the meeting, but will not be counted as votes cast regarding the proposal.

                    QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

Q. WHAT PROPOSAL ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. The Company is seeking approval to sell its Powder River Basin assets to PetroHunter Energy Corporation for a total price of $45,000,000 consisting of cash and no more than $25,000,000 in PetroHunter common stock. The sale is contingent upon PetroHunter obtaining adequate financing and upon the approval of the Company's Senior Lenders.

Q. WHY IS THE COMPANY SEEKING SHAREHOLDER APPROVAL TO SELL THE POWDER RIVER BASIN ASSETS?

A. Although shareholder approval is not required, the Company considers the sale of its Powder River Basin assets to be outside of its normal course of business. Therefore, the Company seeks shareholder approval to provide shareholders the opportunity to voice their agreement with or reservations about the proposed sale.


Galaxy Energy Corporation Proxy Statement - Page 4

Q.       DO I HAVE A RIGHT TO SEEK AN APPRAISAL OF MY SHARES?

A.       No.   Under  the  laws  of   Colorado,   the   Company's   Articles  of
         Incorporation, and the Company's Bylaws, this transaction does not give rise to appraisal or dissenters' rights.

Q.       WHAT HAPPENS IF THE PROPOSAL IS APPROVED?

A. If the proposal is approved, then the Company will close the transaction before December 31, 2006, so long as by that date PetroHunter has obtained adequate financing and the Company has obtained approval from its Senior Lenders. The proceeds from the sale will be utilized to reduce the Companies outstanding debt to its Senior Lenders. The outstanding debt will be settled at the closing.

Q.       WHAT IF THE PROPOSAL IS NOT APPROVED?

A. If the proposal does not receive shareholder approval, then the Company will not proceed with the sale.

Q: WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE IN FAVOR OF THE PROPOSED SALE THE POWDER RIVER BASIN ASSETS?

A: Based upon the fairness opinion of Bruce E. Lazier, the board of directors of the Company has unanimously determined that the terms of the proposed asset sale are fair to, and in the best interests of, the stockholders. The board of directors unanimously recommends that you vote for the approval of the proposed sale of the Powder River Basin assets to PetroHunter.

Q:       WHEN DO YOU EXPECT THE SALE TO BE COMPLETED?

A: The Company is working toward completing the sale by December 31, 2006. If the proposed sale is approved and the other conditions to the sale are satisfied or waived, the proposed sale of the Powder River Basin assets should be completed within one week after the special meeting.

Q: WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED SALE OF THE POWDER RIVER BASIN ASSETS TO THE SHAREHOLDERS?

A: Generally, there will be no tax consequences to the shareholders as a result of the sale of the Powder River Basin assets.

         TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES OF THE PROPOSED SALE TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE PROPOSED SALE TO YOU.



Galaxy Energy Corporation Proxy Statement - Page 5

Q:       WHEN AND WHERE IS THE SPECIAL MEETING?

A: The special meeting of the Company's stockholders will be held on December 22, 2006, at 10:00 a.m., local time, at 1331 - 17th Street, Suite 1050, Denver, Colorado, 80202.

Q:       WHO CAN VOTE ON THE PROPOSED SALE OF THE POWDER RIVER BASIN ASSETS?

A: Holders of the Company's common stock at the close of business on November 20, 2006, the record date for the special meeting, may vote in person or by proxy at the special meeting.

Q:       WHAT DO I NEED TO DO NOW?

A: You should read this proxy statement carefully, including the exhibits accompanying this proxy statement and the documents incorporated by reference into this proxy statement, and consider how the proposed sale affects you. Then, please mark your vote on your proxy card and date, sign and mail it in the enclosed, postage paid return envelope or vote your shares via facsimile or the Internet according to the instructions on the proxy card.

Q:       HOW DO I VOTE?

A: You may vote by signing the proxy card and returning it to the Company in the postage paid return envelope prior to December 22, 2002. You may also vote via facsimile, telephone, or the Internet. Please refer to the enclosed proxy card, which contains complete instructions for voting via facsimile, telephone, and the Internet.

Q:       WHAT HAPPENS IF I DO NOT VOTE?

A: The failure to return your proxy card will have the same effect as voting "AGAINST" the proposed sale. Likewise, the failure to vote via facsimile, telephone, or the Internet will also count as voting "AGAINST" the proposed sale.

Q:       MAY I VOTE IN PERSON?

A: Yes. You may attend the special meeting and vote your shares in person whether or not you signed and return your proxy card or vote via facsimile, telephone, or the Internet. If you exercise your right to vote at the meeting after signing and returning your proxy card or voting via facsimile or the Internet, you must affirmatively revoke your proxy card, facsimile, or Internet vote before you can vote your shares at the meeting. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy from the broker, bank or other nominee.


Galaxy Energy Corporation Proxy Statement - Page 6

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD, OR VOTED VIA FACSIMILE, TELEPHONE, OR THE INTERNET?

A: Yes. You may change your vote at any time before your proxy card, facsimile vote, or Internet vote is cast at the special meeting. You can do this in several ways. You can send a written notice to the Company's Secretary at the executive offices located at 1331 - 17th Street, Suite 1050, Denver, Colorado, 80202, stating that you would like to revoke your proxy card, facsimile, telephone, or Internet vote. You may also change your facsimile, telephone, or Internet vote by following the instructions on your proxy card. You can attend the meeting, affirmatively revoke your proxy, facsimile, telephone, or Internet vote and vote in person. Your attendance alone will not revoke your proxy card, facsimile, telephone, or Internet vote.

Q: IF MY BROKER HOLDS MY SHARES IN STREET NAME, WILL MY BROKER VOTE MY SHARES FOR ME?

A: No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares by following the procedures provided by your broker. Any "broker non-votes" will be counted for the purposes of determining whether a quorum is present for the meeting, but will not be counted as votes cast regarding the proposal.

Q:       IS THERE ANY LITIGATION CHALLENGING THE PROPOSED SALE?

A: No. However, a complaint could be filed at any time. There can be no guarantee that such a claim would not interfere with the proposed sale.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: The information provided above in question and answer format is for your convenience only and is merely a summary of the information contained in this proxy statement. You should carefully read this entire proxy statement, including the exhibits and the documents incorporated by reference. If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposed sale, including the procedures for voting your shares, you should contact:

                  Galaxy Energy Corporation
                  1331 - 17th Street, Suite 1050
                  Denver, Colorado, 80202
                  Telephone: (303) 293-2300


Galaxy Energy Corporation Proxy Statement - Page 7

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

         This proxy statement may include or incorporate by reference statements that are not historical facts. These forward-looking statements are based on the Company's current estimates and assumptions and, as such, involve uncertainty and risk, and are not guarantees of future performance. Forward-looking statements include the information concerning the Company's possible or assumed future results of operations and also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "should," "plans," "targets" and/or similar expressions.

         You are cautioned that these statements are only predictions and that forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to, future decisions by the Securities and Exchange Commission or other governmental or regulatory bodies; the vote of the Company's shareholders on the proposed sale; business disruptions resulting from the announcement of the proposed sale; uncertainties related to litigation; economic and political conditions in the U.S. and abroad; and other risks outlined in the Company's filings with the SEC. All forward-looking statements are effective only as of the date they are made and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                PROPOSAL 1 - TO APPROVE THE SALE OF THE COMPANY'S
                    POWDER RIVER BASIN ASSETS TO PETROHUNTER

         On October 23, 2006, the Company entered into a letter of intent to sell its Powder River Basin assets to PetroHunter Energy Corporation for a total price of $45,000,000, consisting of cash and no more than $25,000,000 in PetroHunter common stock. The sale is contingent upon PetroHunter obtaining adequate financing and upon the approval of the Company's Senior Lenders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE SALE OF THE POWDER RIVER BASIN ASSETS TO PETROHUNTER FOR $45,000,000 IN CASH AND PETROHUNTER COMMON STOCK. The proposed sale requires authorization of a majority of the votes entitled to be cast by the holders of the Common Stock on the Record Date. Each share of Common Stock is entitled to one vote per share. If the Company fails to obtain the requisite stockholders' authorization for the proposed sale, the Company will not consummate the Purchase and Sale Agreement. The holders of the Common Stock are not entitled to appraisal rights in connection with the proposed sale under the laws of Colorado, the Company's Articles of Incorporation or the Company's Bylaws.

         Set forth below is certain information with respect to the sale of Powder River Basin assets.

DESCRIPTION OF POWDER RIVER BASIN ASSETS

         As reported in the Company's report on Form 10-Q for the quarter ended August 31, 2006, the Powder River Basin assets consist, on a cost basis, of the following:


Galaxy Energy Corporation Proxy Statement - Page 8

----------------------------------------------------------------------
                                           TOTAL CAPITALIZED COSTS
----------------------------------------------------------------------
EVALUATED PROPERTIES
----------------------------------------------------------------------
West Recluse                                              $  2,834,557
----------------------------------------------------------------------
Glasgow                                                      2,068,620
----------------------------------------------------------------------
Leiter/Ucross                                                3,042,695
----------------------------------------------------------------------
Castle Rock                                                  1,870,577
----------------------------------------------------------------------
UNEVALUATED PROPERTIES
----------------------------------------------------------------------
Pipeline Ridge                                              12,426,928
----------------------------------------------------------------------
Leiter/Ucross                                               10,793,037
----------------------------------------------------------------------
Buffalo Run                                                  5,236,903
----------------------------------------------------------------------
Kirby                                                        2,065,226
----------------------------------------------------------------------
Horse Hill                                                   1,276,976
----------------------------------------------------------------------
Dutch Creek                                                  1,872,967
----------------------------------------------------------------------
Beaver Creek                                                   563,099
----------------------------------------------------------------------

----------------------------------------------------------------------
Asset Retirement Obligation Asset and
all Other                                                    1,367,885
----------------------------------------------------------------------
Less accumulated depletion,
amortization and impairment                                (8,436,812)
----------------------------------------------------------------------
TOTAL                                                      $36,982,658
----------------------------------------------------------------------

         In greater detail, the assets that will be sold if approval is obtained are as follows:

         The Powder River Basin is an area of 14 million acres in northeastern Wyoming and southeastern Montana that is roughly bounded by the Bighorn Mountains in the West, the Black Hills in the east, Montana's Cedar Ridge in the north, and Wyoming's Laramie Mountains, Casper arch, and Hartville Uplift in the South. The area is marked by grass-covered plains, rolling hills, wide, flat streambeds, and broad floodplains. The Powder River Basin is the single largest source of coal mined in the United States. It is also home to oil and conventional natural gas production. Since 1997, it has also been the site of intensive coal bed methane production and has recently become the most active area in the country for such gas development. The United States Geological Survey estimates there may be as much as 100 trillion cubic feet of gas waiting to be found in the Powder River Basin.

         Methane is the clean-burning primary component of natural gas. While conventional natural gas is often comprised of a mixture of methane and other gases, coal bed methane (CBM) is attractive because it usually has very high percentage of methane - up to 96%. Coal bed methane in the Powder River Basin was generated not by heat and pressure, but by bacterial activity within the coal itself. These anaerobic bacteria are classified as methanogens for their ability to generate large quantities of methane. As methane is generated it is trapped (absorbed) onto microscopic surfaces within the coal by water pressure.

         In recent years, coal bed methane has attracted attention from the energy sector. Methane is generally considered a cleaner form of energy than traditional coal and oil. Since CBM in this area is found at relatively shallow predictable depths, exploration and development costs are generally much



Galaxy Energy Corporation Proxy Statement - Page 9 lower than for deeper, more geologically complex oil and gas exploration projects. The wells drilled and completed to extract CBM from these shallower coal seams are therefore much more cost effective to construct. Operating costs, however, for these wells are usually higher than for conventional free flowing gas wells due to the need for pumping and disposing of water during the producing life.

         The extraction of coal bed methane involves pumping water from the coal seam aquifer in order to release the water pressure that is trapping the gas in the coal. Methane travels with the ground water being pumped from the coal by a well drilled and equipped with a water pump that is completed in a coal seam that contains methane. Since methane has very low solubility in water, it separates from the water in the well before the water enters the pump. Instead of dewatering the coal seam, the goal is to decrease the hydrostatic pressure above the coal seam. Water moving from the coal seam to the well bore encourages gas migration toward the producing well. As this water pressure is released, the gas will rise and is separated from the water and can be piped away. New coal bed methane wells often produce water for several months and then, as the water production decreases, natural gas production increases as the coal seams de-water.

         The Company's Wyoming properties in the Powder River Basin consist of about 53,000 net acres in four project areas in Sheridan, Johnson and Campbell counties, plus working interests in a total of 210 coal bed methane wells in various stages of completion and production and 8 water disposal wells. The Company acquired all leases and acquired or drilled all wells in the period from December 2003 through November 2005.

         The Company's Montana properties in the Powder River Basin consist of about 32,000 net acres in two project areas in Big Horn county, plus working interests in 18 non-operated wells in various stages of completion and production.

REASON FOR SALE OF POWDER RIVER BASIN ASSETS

         The Company has determined that the additional capital requirements necessary to realize profitability in the Powder River Basin is greater than the resources available to it at this time. Also, the burden of the Company's outstanding debts has diverted the Company's resources away from its primary operations. The Company believes that it is in the shareholders' best interest to divest the Powder River Basin assets and redeem its outstanding debt held by Senior Lenders. The proposed sale will free the Company's resources to focus on developing the Company's other assets.

CONSIDERATION TO BE RECEIVED

         Subject to PetroHunter receiving adequate financing, the Company will receive approximately $20,000,000 in cash and up to $25,000,000 in PetroHunter common stock at the closing of the transaction. The PetroHunter common stock will be restricted common stock issued in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) under the Securities Act of 1933, as amended.



Galaxy Energy Corporation Proxy Statement - Page 10

         PetroHunter is Maryland corporation whose common stock is traded on the OTC Bulletin board of directors. PetroHunter is subject to the reporting requirements of the Securities and Exchange Commission.

USE OF PROCEEDS OF THE PROPOSED SALE OF THE POWDER RIVER BASIN ASSETS

         The Purchase and Sale Agreement provides that upon consummation of the sale, the Company will receive $20,000,000 in cash plus $25,000,000 in PetroHunter common stock. The Company expects to use a portion of the proceeds received from the proposed sale to pay off its outstanding notes payable, including notes payable to Senior Lenders.

         After giving effect to the payment made on November 1, 2006, $13,203,403.76 in principal amount was owed to the Senior Lenders, who hold a lien on all of the Company's assets, including the Powder River Basin assets. The Company is in the process of negotiating with the Senior Lenders to obtain their consent for the sale. In addition to paying the outstanding principal balance and accrued but unpaid interest on the notes of the Senior Lenders, the Company anticipates that it will also issue to the Senior Lenders 10,000,000 of its shares of common stock and transfer to the Senior Lenders 1,000,000 shares of the PetroHunter stock received as the purchase consideration.

         The Senior Lenders are requesting, as a condition to their consent, that the Company's other convertible debt, in the aggregate principal amount of $14,695,000, be paid immediately after the Company closes its transaction with PetroHunter. After paying the debt owed to the Senior Lenders in cash, the Company will not have sufficient cash to pay the holders of its other convertible debt. Therefore, the Company is also negotiating with the holders of its other convertible debt to accept shares of PetroHunter stock as payment of those obligations.

         Following the closing of the proposed sale and after the anticipated payment of notes payable and other estimated expenses and costs incurred in connection with the proposed sale and making the other assumptions set forth in the unaudited pro forma condensed consolidated financial statements annexed hereto, the Company estimates that its net pre-tax proceeds will be roughly $7,000,000, consisting primarily of PetroHunter common stock. The liabilities that the Company will pay off at or after the closing may be more or less than the amounts thereof as of August 31, 2006.

FEDERAL INCOME TAX CONSEQUENCES OF THE SALE

         The Company will recognize the difference between the tax basis of Powder River Basin assets and the sales price as a taxable gain. The Company will apply its accumulated net operating losses to the gain in the current taxable year. Due to the application of the Company's net operating losses, the gain from the sale of the Powder River Basin assets will not create taxable income in the current taxable year.

REGULATORY APPROVALS

         No federal or state regulatory approvals must be obtained in connection with this transaction.


Galaxy Energy Corporation Proxy Statement - Page 11

FAIRNESS OPINION

         The Company engaged Bruce E. Lazier to provide a fairness opinion with respect to the proposed sale of the Powder River Basin assets to PetroHunter. Bruce E. Lazier has not yet completed the analysis of the fairness of the proposed sale. Upon receipt of the opinion, a copy of the fairness opinion will be made available for inspection at the Company's principal executive offices during its regular business hours by any shareholder entitled to vote on the proposed sale or representative who has been so designated in writing.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         Even though the Company has not yet received the fairness opinion from Bruce E. Lazier, the Company's board of directors has considered the financial and business aspects of the proposed sale and believes that the it is in the best interests of the Company and its stockholders. The board of directors recommends a vote "for" the proposal to authorize the sale of the Powder River Basin assets to PetroHunter. In making its determination, the board of directors considered the following factors:

   o The belief of the board of directors that, as a result of the consideration to be received by the Company as a result of the proposed sale, the proposed sale will represent an attractive return to the Company on the Company's investment in the Powder River Basin assets.

   o The consideration to be received in the proposed sale will enable the Company to significantly reduce its outstanding debts and improve its working capital deficit.

   o The substantially lighter outstanding debt will allow the Company to refocus its liquid capital on operating activities through further investment and acquisition transactions rather than expend such capital on principal and interest payments.

   o The board of directors believes that attractive investment opportunities may develop in the foreseeable future and may require lighter outstanding debt obligations and fewer outstanding loan covenants in order to take advantage of opportunities as they develop.

         The foregoing discussion of the information and factors considered by the Company's board of directors is not intended to be exhaustive, but includes the primary factors considered. In view of the wide variety of factors considered in connection with its evaluation of the proposed sale, the Company's board of directors did not find it practicable to assign relative weights to the factors considered in reaching its decision. In addition, individual directors may have given different weights to different factors and may have viewed some factors more positively or negatively than others.

PRESENT AND PAST TRANSACTIONS WITH PETROHUNTER

         The proposed sale of the Powder River Basin assets to PetroHunter qualifies as a "related party" transaction as defined in Statement of Financial Accounting Standards No. 57, "Related Party


Galaxy Energy Corporation Proxy Statement - Page 12

Disclosures." PetroHunter is a related party because Marc A. Bruner, a 14.3% beneficial shareholder of the Company, is PetroHunter's controlling shareholder. In addition, Marc A. Bruner is the father of Marc E. Bruner, the Company's President and Chief Executive Officer and a director.

         Other than this proposed sale and the relationship described above, neither the Company nor any of its executive officers, directors, controlling persons or subsidiaries has any present or proposed material agreement, arrangement, understanding or relationship with PetroHunter or any of its executive officers, directors, controlling persons or subsidiaries. Other than with respect to this proposed sale described above, there have not been any negotiations, transactions or material contacts during the past two years between Company and PetroHunter or its affiliates concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company's securities, election of the Company's directors; or sale or other transfer of a material amount of assets of the Company.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         Annexed to this proxy statement is unaudited pro forma condensed consolidated information of the Company. The unaudited pro forma condensed consolidated statements of operations give effect to the proposed sale as though it had occurred as of the beginning of the applicable period. The unaudited pro forma condensed consolidated balance sheet gives effect to the proposed sale as though it had occurred as of the date of the balance sheet.

OPERATION OF THE POWDER RIVER BASIN ASSETS AFTER THE PROPOSED SALE

         After the closing of the proposed sale, PetroHunter will own and operate all of the Company's Powder River Basin assets. The Company will retain substantial assets. The proposed sale will not constitute the sale of substantially all of the Company's assets under Colorado law.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

         Shareholders wishing further information concerning the proposed sale of the Powder River Basin assets should carefully read this entire proxy statement, including the exhibits and the documents incorporated by reference. If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposed sale, including the procedures for voting your shares, you should contact:

                  Galaxy Energy Corporation
                  1331 - 17th Street, Suite 1050
                  Denver, Colorado, 80202
                  Telephone: (303) 293-2300




Galaxy Energy Corporation Proxy Statement - Page 13

                         THE PURCHASE AND SALE AGREEMENT

         Set forth below is a summary description of the Purchase and Sale Agreement pertaining to the sale of the Powder River Basin assets. As of the date of the filing of this Preliminary Proxy Statement, the final Purchase and Sale Agreement is still being negotiated. If any material alteration from this summary description is agreed upon, the Company will amend this summary description to conform to the terms and conditions of the executed Purchase and Sale Agreement.

THE PARTIES TO THE PURCHASE AND SALE AGREEMENT

   o Dolphin Energy Corporation, a wholly-owned subsidiary of Galaxy Energy Corporation, a publicly traded oil and gas company holding title to various oil and gas producing properties.

   o PetroHunter Operating Company, a wholly-owned subsidiary of PetroHunter Energy Corporation, a publicly traded oil and gas company holding title to various oil and gas producing properties.

THE CLOSING DATE AND EFFECTIVE TIME

         The proposed sale will close as promptly as practicable following the authorization of the Purchase and Sale Agreement by the Company's shareholders and upon the satisfaction or waiver, where permissible, of the other conditions to consummation of the proposed sale, including PetroHunter obtaining adequate financing. The Effective Time of the purchase and sale will be 7:00 a.m., Mountain Standard Time on January 1, 2007.

ASSETS TO BE SOLD BY THE COMPANY

         Subject to and upon the terms and conditions set forth in the Purchase and Sale Agreement, the Purchase and Sale Agreement provides for the sale of all the Company's assets, rights, options, and other property interests located in the Powder River Basin to PetroHunter, including the following:

   o all of the Company's Powder River Basin leases and wells, subject to any overriding royalty interests and fee mineral or fee surface interests;

   o all rights under contracts relating to the Company's Powder River Basin assets;

   o transferable permits, licenses, industry certifications and listings, and governmental authorizations relating to Company's Powder River Basin assets;

   o all personal property located on the Powder River Basin assets and all property affixed to same, including improvements thereto; and

   o  all geologic, geophysical and other data relating to the foregoing.



Galaxy Energy Corporation Proxy Statement - Page 14

LIABILITIES TO BE ASSUMED BY PETROHUNTER

         PetroHunter will assume all duties and obligations relating to the purchased assets arising at and after the Effective Time.

ASSETS TO BE RETAINED BY THE COMPANY

         The Company will retain all assets not sold to PetroHunter, including its Piceance Basin, Romanian concession agreements, and East Texas holdings and the following:

   o all cash and cash equivalent items and equity securities owned by the Company or its affiliates;

   o all accounts receivables attributable to or arising out of the Company's Powder River Basin operations before the closing of the proposed sale; and

   o all causes of action, claims and rights arising prior to the closing against third parties relating to all of the Company's assets not sold to PetroHunter.

SALE PRICE AND ADJUSTMENTS

         The Purchase and Sale Agreement  provides that PetroHunter will pay the
Company,  on  the  closing  date,   $20,000,000  in  cash  plus  $25,000,000  in
PetroHunter common stock. The sales price will be adjusted for the following:

   o  any   defects  or  irregularities  in  the  title  to  the  assets sold to
PetroHunter; and

   o all costs and expenses incurred by the Company, if any, for normal operation of the Powder River Basin assets between the Effective Time and closing will be borne by PetroHunter.

THE COMPANY'S INDEMNIFICATION OF PETROHUNTER

         The Company will indemnify PetroHunter against all costs relating to the ownership and operation of the Powder River Basin assets prior to the closing.

PETROHUNTER'S INDEMNIFICATION OF THE COMPANY

         PetroHunter will indemnify the Company all costs relating to the ownership and operation of the Powder River Basin assets after the closing.

REPRESENTATIONS AND WARRANTIES

         The Purchase and Sale Agreement will contain representations and warranties the parties made to each other as of the execution date. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating its terms. The Company is not aware of any existing facts or circumstances that would render any of the Company's representations or warranties contained in the Purchase and Sale Agreement incorrect or


Galaxy Energy Corporation Proxy Statement - Page 15 incomplete in any material respect. However, if occurrences or facts material to a shareholder's decision whether or not to vote in favor of the proposed sale arise subsequent to the date hereof, including incompleteness or inaccuracy of material representations and warranties contained in the Purchase and Sale Agreement, the Company will publicly disclose such facts or occurrences.

THE COMPANY'S REPRESENTATIONS AND WARRANTIES

         In the Purchase and Sale Agreement, the Company makes a number of representations and warranties to PetroHunter, including with respect to the matters set forth below:

   o     good standing and authority;

   o     board approval;

   o     status of the property;

   o     taxes;

   o operation of the property in accordance with environmental and other laws;

   o     outstanding contracts and obligations;

   o     legal proceedings;

   o     liens and encumbrances; and

   o     rights of first refusal.

PETROHUNTER'S REPRESENTATIONS AND WARRANTIES

         In the Purchase and Sale Agreement, PetroHunter makes a number of representations and warranties to the Company, including with respect to the matters set forth below:

   o     good standing and authority;

   o     board approval;

   o     acquisition of property for own account; and

   o     compliance with bond posting laws.

THE COMPANY'S COVENANTS

         In the Purchase and Sale Agreement, the Company makes a number of covenants, including the following:

   o customary covenants concerning the operation of the Company's business and the Powder River Basin assets prior to the closing of the proposed sale;

   o     to notify PetroHunter of the occurrence of significant events; and

   o to grant PetroHunter access to the property and the books and records relating to the property.



Galaxy Energy Corporation Proxy Statement - Page 16

CLOSING CONDITIONS

         The Company's obligation to close the proposed sale is subject to the prior satisfaction or waiver of the conditions set forth below:

   o PetroHunter's representations and warranties being true and correct in all material respects at and as of the closing date;

   o PetroHunter's performance or compliance in all material respects of all obligations and with all covenants required by the Purchase and Sale Agreement;

   o the Company having obtained all required regulatory approval of the sale, if any;

   o     authorization by the Company's Senior Lenders; and

   o the absence of any injunction or legal restraint, actual or threatened, that would either prevent consummation of the transaction contemplated by the Purchase and Sale Agreement or have a material adverse effect on such contemplated transaction.

         PetroHunter's obligation to consummate the proposed sale is also subject to, among others, the prior satisfaction or waiver of the additional conditions set forth below:

   o the Company's representations and warranties being true and correct in all material respects at and as of the closing date;

   o the Company's performance or compliance in all material respects of all obligations and with all covenants required by the Purchase and Sale Agreement;

   o the absence of any injunction or legal restraint, actual or threatened, that would either prevent consummation of the transaction contemplated by the Purchase and Sale Agreement or have a material adverse effect on such contemplated transaction;

   o all approvals having been obtained and documented, in a form acceptable to PetroHunter, from the Company's Senior Lenders, the Company, and any necessary regulatory authority; and

   o     PetroHunter obtaining suitable financing.

AMENDMENT

         The parties may not amend the Purchase and Sale Agreement except by an instrument in writing signed by both parties.

ASSIGNMENT

         The Purchase and Sale Agreement and the rights and obligations thereunder are assignable or transferable by either party without the prior written consent of the other.


Galaxy Energy Corporation Proxy Statement - Page 17

                     SHAREHOLDER PROPOSALS AND OTHER MATTERS

         If a shareholder intends to present a proposal for action at the Company's 2007 annual meeting and wishes to have such proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must have been submitted in writing and received by the Company by January 31, 2007. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.

         FOR ANY PROPOSAL THAT IS NOT SUBMITTED FOR INCLUSION IN THE PROXY STATEMENT FOR THE 2007 ANNUAL MEETING BUT IS INSTEAD SOUGHT TO BE PRESENTED DIRECTLY AT THAT ANNUAL MEETING, SECURITIES AND EXCHANGE COMMISSION RULES PERMIT MANAGEMENT OF THE COMPANY TO VOTE PROXIES IN ITS DISCRETION IF (A) THE COMPANY RECEIVES NOTICE OF THE PROPOSAL BEFORE THE CLOSE OF BUSINESS ON APRIL 15, 2007 AND ADVISES SHAREHOLDERS IN THE PROXY STATEMENT ABOUT THE NATURE OF THE MATTER AND HOW MANAGEMENT INTENDS TO VOTE ON SUCH MATTER, OR (B) THE COMPANY DOES NOT RECEIVE NOTICE OF THE PROPOSAL PRIOR TO THE CLOSE OF BUSINESS ON APRIL 15, 2007.

         The cost of solicitation of proxies will be borne by the Company. The Company has retained Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies for a fee of approximately $55,000. The Company will bear the reasonable expenses incurred by banks, brokerage firms and custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners.

         The Company will provide, by first class mail or other equally prompt means, a copy of the information that is incorporated by reference in the proxy statement, without charge, to each person to whom a proxy statement is delivered upon written or oral request within one day of receipt of such request. Requests for such information may be directed to Galaxy Energy Corporation, Attention:
Corporate Secretary, 1331 - 17th Street, Suite 1050, Denver, Colorado 80202, telephone (303) 293-2300.


                                          GALAXY ENERGY CORPORATION


                                          Marc E. Bruner
                                          President and Chief Executive Officer

Denver, Colorado
November __, 2006


Galaxy Energy Corporation Proxy Statement - Page 18

                            GALAXY ENERGY CORPORATION
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

         On _________________, 2006 Dolphin Energy Corporation ("Dolphin"), a wholly owned subsidiary of Galaxy Energy Corporation, (the "Company"), entered into a Purchase and Sale Agreement to sell all of its oil and gas assets in the Powder River Basin area of Wyoming and Montana (the "Asset Sale") to PetroHunter Energy Corporation ("PetroHunter"), a related party. The agreement provides for the sale by Dolphin of all its interests in oil and gas leases and natural gas wells in Sheridan, Johnson and Campbell Counties, Wyoming, and Big Horn County, Montana, and the assumption by PetroHunter of certain accounts receivable, and other current assets and selected liabilities directly related to the assets. The purchase price is $20 million in cash and $25 million in PetroHunter common stock, valued at $1.50 per share. The Asset Sale is subject to approval by the Company's senior secured creditors and shareholders of the Company and is subject to PetroHunter obtaining adequate financing. The Asset Sale is currently expected to close on or around December 31, 2006. The accompanying unaudited pro forma balance sheet of the Company gives effect to the proposed Asset Sale as though it had occurred as of August 31, 2006. The accompanying unaudited pro forma statements of operations for the nine months ended August 31, 2006 and the year ended November 30, 2005, give effect to the proposed sale as if it had occurred on December 1, 2005 and December 1, 2004, respectively.

         The unaudited pro forma condensed consolidated financial information was derived by adjusting the historical financial statements of the Company for the removal of assets, liabilities, revenues and expenses associated with the proposed Asset Sale and the pro forma adjustments described in the footnotes herein. The ongoing activity presented in these unaudited pro forma consolidated financial statements represents the Company's ongoing business and corporate assets, liabilities, revenues and expenses that will not be divested in the Asset Sale. The unaudited pro forma consolidated statements of operations do not reflect the effects of consolidated potential revenues from the investment of the net proceeds to be received by the Company from the Asset Sale. Based upon asset balances as of August 31, 2006, the estimated gain on the sale before taxes, for book purposes, is approximately $9.4 million. Following closing of the Asset Sale, and as a condition of obtaining the consent of the senior secured creditor, the Company will be required to redeem all convertible debt and accrued interest and pay other compensation to the senior secured creditor for such consent. Following all required payments, the Company estimates net remaining proceeds of the sale will be approximately $.4 million of cash and $6.9 million PetroHunter stock. These pro forma consolidated financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results and financial position that might have been achieved if the Asset Sale had occurred as of an earlier date and are not necessarily indicative of the operating results and financial position which may occur in the future.

         The unaudited pro forma condensed consolidated financial statements herein, have been prepared in accordance with accounting principles generally accepted in the United States of America, consistent with, and should be read in conjunction with, the historical financial statements and notes thereto included in the From 10K filed for the year ended November 30, 2005 and Form 10-Q filed for the nine months ended August 31, 2006.

                           GALAXY ENERGY CORPORATION
                         (A Development Stage Company)
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                             As of August 31, 2006

                                                                     As Presented      Adjustments               Pro Forma

                                     ASSETS
Current assets
      Cash and cash equivalents                                   $       166,599   $     399,270     (2)   $        565,869
      Accounts receivable, joint interest                               2,804,244         (82,123)  (1)(a)         2,722,121
      Accounts receivable, other                                          169,723         (76,682)  (1)(a)            93,041
      Prepaid and other                                                   209,901             -                      209,901
                                                                  --------------------------------          -----------------
           Total Current Assets                                         3,350,467         240,464                  3,590,931
                                                                  --------------------------------          -----------------

Oil and gas properties, at cost, full cost method of accounting
      Evaluated oil and gas properties, net of accumulated             10,066,449      (9,816,449)  (1)(b)           250,000
      Unevaluated oil and gas properties                               43,295,633     (35,603,021)  (1)(b)         7,692,612
      Less accumulated depletion, amortization and impairment          (8,686,812)      8,436,812   (1)(b)          (250,000)
                                                                  --------------------------------          -----------------

                                                                       44,675,270     (36,982,658)                 7,692,612
                                                                  --------------------------------          -----------------

Furniture and equipment, net                                              140,743            -                       140,743
                                                                  --------------------------------          -----------------

Other assets
      Deferred financing costs, net                                       613,013        (613,013)  (1)(c)              -
      Restricted investments                                              459,783        (404,783)  (1)(d)            55,000
      Other                                                                18,003            -                        18,003
                                                                  --------------------------------          -----------------
                                                                        1,090,799      (1,017,795)                    73,003

Investment in Affiliated Company                                              -         6,888,876     (2)          6,888,876

                                                                  --------------------------------          -----------------
TOTAL ASSETS                                                      $    49,257,279   $ (30,871,113)          $     18,386,166
                                                                  ================================          =================


                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
      Accounts payable and accrued liabilities                    $     5,554,065   $    (281,058)  (1)(a)  $      5,273,007
      Accounts payable  - related party                                    78,910            -                        78,910
      Current portion convertible notes payable, net                    4,601,343      (4,601,343)  (2)(4)              -
      Notes payable                                                     2,049,728            -                     2,049,728
      Interest payable                                                    594,691        (412,613)   (2)             182,078
                                                                  --------------------------------          -----------------
                                                                       12,878,737      (5,295,014)                 7,583,723
                                                                  --------------------------------          -----------------

Non-current obligations
      Convertible notes payable, net                                   19,488,613     (19,488,613)  (2)(4)              -
      Interest Payable                                                  1,916,124      (1,916,124)    (2)               -
      Asset retirement obligation                                       1,255,788      (1,231,548)    (3)             24,240
                                                                  --------------------------------          -----------------
           Total Non-current obligations                               22,660,525     (22,636,285)                    24,240
                                                                  --------------------------------          -----------------

Stockholders' equity
      Preferred stock, $001 par value                                         -
           Authorized - 25,000,000 shares
           Issued - none
      Common stock, $.001 par value
           Authorized - 400,000,000 shares
           Issued and outstanding - 86,425,943                             76,426          10,000     (5)             86,426
      Capital in excess of par value                                   69,081,963       2,990,000     (5)         72,071,963
      Deficit accumulated during the development stage                (55,440,372)     (5,939,814)    (6)        (61,380,186)
                                                                  --------------------------------          -----------------
           Total Stockholders' Equity                                  13,718,017      (2,939,814)                10,778,203
                                                                  --------------------------------          -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $    49,257,279   $ (30,871,113)          $     18,386,166
                                                                  ================================          =================

Below are the key assumptions included in the calculation of the Adjustments Resulting from Asset Sale and resulting pro forma amounts in the balance sheet above:

(1) (a) All outstanding accounts receivable and accounts payable, directly relating to the assets sold will be transferred to PetroHunter for subsequent collection or payment.
     (b) All oil and gas assets in the Powder River Basin with a net book value of $36,982,658 as of August 31, 2006 will be purchased by PetroHunter for $20 million in cash and $25 million in PetroHunter common stock.
     (c) Unamortized deferred financing costs of convertible debt will be written off and included in interest expense upon redemption of such debt.
     (d) PetroHunter will reimburse the Company for restricted cash deposits, pledged as security in lieu of performance bonds, on assets being sold.

(2) Proceeds from the Asset Sale (cash and stock), are expected to be utilized as follows, resulting in net proceeds from the Asset Sale of $399,270 of cash and $6,888,876 of PetroHunter common stock:

     -----------------------------------------------------------------------------------------------------------
                                                                                 Cash                   Stock
     -----------------------------------------------------------------------------------------------------------
     Sale of Powder River Basin Assets                                         $20,000,000           $25,000,000
     -----------------------------------------------------------------------------------------------------------
     Reimbursement for performance surety bonds                                    404,783                     -
     -----------------------------------------------------------------------------------------------------------
     Redemption of Convertible Notes:
     -----------------------------------------------------------------------------------------------------------
                                          Senior Secured Creditors             (16,135,799)
     -----------------------------------------------------------------------------------------------------------
                                            Subordinated Creditors                                   (14,695,000)
     -----------------------------------------------------------------------------------------------------------
     Payment of accrued Interest
     -----------------------------------------------------------------------------------------------------------
                                          Senior Secured Creditors                (412,613)
     -----------------------------------------------------------------------------------------------------------
                                            Subordinated Creditors                                    (1,916,124)
     -----------------------------------------------------------------------------------------------------------
     Compensation paid to Senior Secured Creditors for waiver of
     triggering event and consent to Asset Sale                                 (3,457,101)           (1,500,000)
     -----------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------
     NET PROCEEDS FROM ASSET SALE                                                 $399,270            $6,888,876
                                                                                  ========            ==========
     -----------------------------------------------------------------------------------------------------------

(3) Asset retirement obligation to plug, abandon and restore oil and gas well locations assumed by PetroHunter at closing of Asset Sale transaction.

(4) The Company will utilize proceeds from the sale of assets to redeem all convertible debt as follows:

     ------------------------------------------------------------------------------------------------------------
                                                                      Less: Unamortized Discount
                                            Redemption Amount        (Charged to Profit and Loss)        Net
     ------------------------------------------------------------------------------------------------------------
     Current liabilities                         $6,135,799                   $(1,534,456)             $4,601,343
                                                                                                       ==========
     ----------------------------------------------------------------------------------------------------------
         Non-current obligations                $24,695,000                   $(5,206,387)            $19,488,613
                                                                                                      ===========
     ------------------------------------------------------------------------------------------------------------

(5) Includes 10 million shares of Company common stock issued to senior secured creditor at assumed market price of $0.30 per share as compensation for approval of asset sale and cancellation of outstanding warrants issued to creditor.

(6)  Net charge to profit and loss from asset sale is as follows:

       ----------------------------------------------------------------------------------------------
       Gain on asset sale                                                                  $9,371,142
       ----------------------------------------------------------------------------------------------
       Write off of deferred financing costs                                                 (613,012)
       ----------------------------------------------------------------------------------------------
       Write off of unamortized discount on convertible notes                              (6,740,843)
       ----------------------------------------------------------------------------------------------
       Compensation to senior secured creditor:                                            (7,957,101)
       ----------------------------------------------------------------------------------------------
       Net Charge to Profit and Loss                                                      ($5,939,814)
                                                                                          ============
       ----------------------------------------------------------------------------------------------

SUBSEQUENT EVENTS

The  Pro  Forma  financial   statements  above  do  not  include  the  following
transactions and events, which occurred subsequent to August 31, 2006:

i) The Company has issued three subordinated unsecured promissory notes in favor of Bruner Family Trust UTD March 28, 2005 on the following dates and in the following amounts:

      -----------------------------------------------------------------------
                ISSUE DATE                 AMOUNT           MATURITY DATE
      -----------------------------------------------------------------------
            September 28, 2006           $2,500,000        January 26, 2007
      -----------------------------------------------------------------------
             November 1, 2006            $1,000,000         March 1, 2007
      -----------------------------------------------------------------------
             November 13, 2006            $500,000          March 13, 2007
      -----------------------------------------------------------------------

     Interest accrues on each note at the rate of 8% per annum and the notes mature on the later of the dates above or the time at which the registrant's senior indebtedness has been paid in full. In connection with these loans, the Company and the lender have executed subordination agreements with the holders of the senior indebtedness for the September 28 and November 1 notes and have submitted a subordination agreement for execution by the holders of the senior indebtedness for the November 13 note. One of the trustees of Bruner Family Trust UTD March 28, 2005 is Marc
     E. Bruner, the president and a director of the Company. Proceeds of the loans were used to support the Company's operations.

     Should the Asset Sale be completed, the Company has not determined whether it will use any of the remaining net proceeds to pay any of the above-described notes or whether it will seek an extension of the due date of these notes.

ii) In October 2006, the Note Payable of $2,049,728 was acquired from the existing noteholder by the Bruner Family Trust UTD March 28, 2005, a related party. The note together with accrued interest is due in full on December 1, 2006. As the Company is currently borrowing funds from the Bruner Family Trust UTD March 28, 2005 to support the Company's operations, it is doubtful that the Company will pay this note by the stated December 1, 2006 due date.

                           GALAXY ENERGY CORPORATION
                         (A Development Stage Company)
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    For the Nine Months Ended August 31, 2006


                                                                     As Presented      Adjustments               Pro Forma
Revenue
    Natural gas sales                                             $       955,895   $    (930,395) (1)      $         25,500
    Gain on disposition of oil and gas property                              -               -                          -
    Operating revenue                                                        -               -                          -
                                                                          955,895        (930,395)          $         25,500
                                                                  --------------------------------          -----------------

Operating expenses
    Lease operating expense                                               590,311        (566,134) (1)                24,177
    General and administrative                                          3,652,158            -                     3,652,158
    Impairment of oil and gas properties                                1,031,160      (1,031,160) (1)                  -
    Depreciation and amortization                                         680,707        (508,682) (1)               172,025
                                                                        5,954,336      (2,105,976)                 3,848,360
                                                                  --------------------------------          -----------------

Other income (expense)
    Interest                                                               12,588            -                        12,588
    Interest and financing costs                                      (12,918,109)     12,643,284  (2)
                                                                             -         (7,957,101) (3)            (8,231,926)
                                                                      (12,905,521)      4,686,183                 (8,219,338)
                                                                  --------------------------------          -----------------


Net loss from continuing operations                                  ($17,903,962)  $   5,861,764           $    (12,042,198)
                                                                  ================================          =================

Net loss per common share - basic & diluted                                ($0.26)                                    ($0.15)
                                                                  ================                          =================

Weighed average number of common
    shares outstanding                                                 69,290,943                                 78,668,029
                                                                  ================                          =================



(1) Represents the results of operations for the period giving effect to the Asset Sale effective December 1, 2005.


(2) Interest expense and financing costs eliminated as a result of the redemption of convertible debt effective December 1, 2005.

(3) Represents financing costs associated with the redemption of senior secured creditor debt.

(4) Pro forma weighted average shares outstanding reflects the issuance of 10 million shares of common stock to senior secured creditors as compensation for consent of Asset Sale, and elimination of common shares issued upon conversion of principle and interest during the period.

                           GALAXY ENERGY CORPORATION
                         (A Development Stage Company)
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the Year Ended November 30, 2005

                                                               As Presented      Adjustments      Pro Forma
Revenue
      Natural gas sales                                    $     1,297,194  $   (1,297,194)  (1) $          -
      Gain on disposition of oil and gas properties                197,676             -                197,676
      Operating Revenue                                             43,472             -                 43,472
                                                                 1,538,342      (1,297,194)      $      241,148
                                                           --------------------------------      ---------------

Operating expenses
      Lease operating expense                                      965,069        (965,069)  (1)              0
      General and administrative                                 5,316,588             -              5,316,588
      Impairment of oil and gas properties                       5,273,795      (3,104,449)  (1)      2,169,346
      Depreciation and amortization                              1,887,074      (1,802,496)  (1)         84,578
                                                                13,442,526      (5,872,014)           7,570,512
                                                           --------------------------------      ---------------

Other income (expense)
      Interest                                                     163,291             -                163,291
      Interest and financing costs                             (12,244,752)     12,006,530   (2)            -
                                                                                (7,957,101)  (3)     (8,195,323)
                                                               (12,081,461) $    4,049,429           (8,032,032)
                                                           --------------------------------      ---------------


Net loss from continuing operations                        $   (23,985,645) $    8,624,248       $  (15,361,396)
                                                           ================================      ===============

Net loss per common share - basic & diluted                $         (0.37)                              ($0.22)
                                                           ================                      ===============

Weighed average number of common
      shares outstanding                                        64,698,889                           70,386,287
                                                           ================                      ===============




(1) Represents the results of operations for the period giving effect to the Asset Sale effective December 1, 2004

(2) Interest expense and financing costs eliminated as a result of the redemption of convertible debt effective December 1, 2004.

(3) Represents financing costs associated with the redemption of senior secured creditor debt.

(4) Pro forma weighted average shares outstanding reflects the issuance of 10 million shares of common stock to senior secured creditors as compensation for consent of Asset Sale, and elimination of common shares issued upon conversion of principle and interest during the period.

                                      PROXY
                            GALAXY ENERGY CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Marc E. Bruner and Christopher S. Hardesty, and either of them, proxies with power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock, $0.001 par value per share ("Common Stock"), of GALAXY ENERGY CORPORATION, standing in the name of the undersigned at the close of business on November 20, 2006, at the special meeting of shareholders to be held on December 22, 2006, at Denver, Colorado, and at any adjournment thereof and especially to vote on the items of business specified herein, as more fully described in the notice of the meeting dated November 28, 2006, and the proxy statement accompanying the same, the receipt of which is hereby acknowledged.

         This proxy when duly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE SALE OF THE POWDER RIVER BASIN ASSETS.

    PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. PROPOSAL TO APPROVE SALE OF POWDER RIVER BASIN ASSETS. The undersigned hereby votes in response to the proposal to approve the sale of Galaxy's Powder River Basin assets to PetroHunter Energy Corporation for a total price of $45,000,000, consisting of cash and no more than $25,000,000 in PetroHunter common stock. The sale is contingent upon PetroHunter obtaining adequate financing and upon the approval of the Galaxy's Senior Lenders.

                  FOR  [ ]          AGAINST  [ ]              ABSTAIN  [ ]

2. In their discretion, the undersigned hereby authorizes the proxies to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

                  FOR  [ ]          AGAINST  [ ]              ABSTAIN  [ ]

AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

         The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all action that said proxies, their substitutes, or any of them, might lawfully take in accordance with the terms hereof.

Signature 1 - Please keep                Signature 2 - Please keep
Signature within the box                 Signature within the box               Date (mm/dd/yyyy)


[                                   ]    [                                   ]  [        /        /                 ]
 -----------------------------------      -----------------------------------    -------- -------- -----------------

NOTE: This proxy should be signed exactly as name appears hereon. Joint owners should both sign. If signed as attorney, executor, guardian, or in some other representative capacity, or as an officer of a corporation, please indicate full title or capacity. Please complete, date and return it in the enclosed envelope, which requires no postage if mailed in the United States.